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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

October 13, 1997

To Our Shareholders:

     We are pleased to submit to you the report for Cohen & Steers Special Equity Fund, Inc. for the quarter ended September 30, 1997. The net asset value per share at that date was $33.90. Because regular dividends are paid semi-annually, no dividend was declared for the quarter. The next regular dividend is scheduled for review by the Board of Directors in December.

INVESTMENT REVIEW

     We are pleased to report that during the quarter ended September 30, 1997 -- its first full quarter of operations -- Cohen & Steers Special Equity Fund had a total return of 24.8%, outperforming by wide margins both the NAREIT Equity REIT Index (11.8%) and the Standard & Poor's 500 Index (7.5%). Since commencement of operations on May 8, 1997, the Fund's total return is 36.3%.

     We have listed the Fund's holdings in the accompanying Schedule of Investments by percentage of net assets, rather than by industry or property sector. Our objective is to present the Fund and its investment strategy in the way we think about it day-to-day. That is, to invest in a limited number of real estate companies (preferably no more than twenty) that represent our research department's best capital appreciation ideas. Accordingly, we do not explicitly construct the portfolio by establishing target weightings in a given sector. While we will achieve a prudent level of diversification across industry segments, we will strive for maximum exposure to the best opportunities. A by-product of this strategy likely will be a higher turnover rate than that of a 'core' real estate securities investment strategy, which seeks a balance between current income and capital appreciation.

     At quarter end the portfolio was fully invested in twenty-two companies which, we believe, have compelling growth characteristics: the projected earnings growth rate for the portfolio is 23%, while the average dividend yield is 1.7%. By contrast, the average equity REIT has 8-10% earnings growth and a 5.5% dividend yield. The dividend yield of the portfolio is low for two reasons. First, the Fund is focused on some of the highest growth companies in the real estate universe. Second, approximately 60% of the Fund's holdings are C-corporations, which pay little or no dividends and retain their earnings for reinvestment. The remaining 40% are REITs, or 'paired-share' REITs which enjoy the tax efficiency of the REIT structure and the operating flexibility of the C-corporation structure.

INVESTMENT OUTLOOK

     The real estate investment environment for the Fund's strategy has been and, in our opinion, should continue to be favorable. In this environment, we believe that the leading companies should achieve a high rate of earnings growth for the foreseeable future. The visibility of earnings growth, combined with a well-managed monetary policy by the Federal Reserve and declining interest rates, has enabled investors to pay higher multiples for current earnings. The combination of improving earnings and multiples has created a favorable environment for capital appreciation.

     Several well established macro-trends provide the underpinnings for the Fund's strategy. First, real estate fundamentals are strong. The catalysts: a strong national economy, robust corporate expansion, and a balanced picture between new construction and demand. In response to these fundamentals, capital is flowing with increasing velocity, resulting in rising

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

property values and advantageous financing and sale opportunities. Just as important, the trend toward securitization, or the shift in ownership from private to public hands, is accelerating. The Fund is well-positioned to benefit from the following trends:

      FRANCHISE VALUES FOR STRATEGICALLY POSITIONED DEVELOPERS ARE INCREASING. Most real estate markets are now in equilibrium, where rent levels justify construction. Significant value can be created through the development process when new properties can be built at yields that exceed those paid by buyers of stabilized property. As development opportunities increase, land values increase rapidly. The Fund owns four companies which have unique development capabilities and low cost land positions. Forest City Enterprises has a strong franchise in complicated urban developments. Catellus Development is a leading industrial property developer and the largest private landowner in California. Similarly, St. Joe Corporation is the largest private landowner in Florida, and has recently hired a new management team that is implementing a new strategic plan. While not a developer, Alexander's controls one of the most attractive development sites in Manhattan, in addition to other retail projects and redevelopment sites in the New York metropolitan area.

      SECURITIZATION IS ACCELERATING AS THE PUBLIC MARKET REPLACES DIRECT OWNERSHIP AS THE OPTIMAL VEHICLE FOR REAL ESTATE INVESTMENT. Security Capital Group, a new holding for the Fund, is an owner and 'venture capitalist' in the creation of focused real estate operating companies. Security Capital is also a real estate securities investment manager, a related growth business. It is likely that the international real estate markets will undergo the same transformation to securitized form as in the U.S., and Security Capital Group is well-positioned to take a leadership role in that arena.

      REAL ESTATE OWNERSHIP IS CONSOLIDATING INTO THE HANDS OF LOW COST, DOMINANT OPERATING COMPANIES. This significant trend is partially driven by the aging of property owners who amassed portfolios in the post-World War II growth phase of the U.S. These owners need to plan for succession in their enterprises, as well as the efficient transfer of ownership for their estates. At the same time, public real estate companies are redefining the meaning of dominance, in an industry that heretofore has not been run as 'professionally' as Corporate America is today. An example of one form of consolidation: Starwood Lodging announced an agreement to acquire one of the premier lodging companies -- Westin Hotels &
      Resorts -- from a private investment fund. The merged Starwood/Westin will hold a dominant market position in the attractive upscale niche of the lodging industry, while having sustainable growth potential globally.

      SELECTED PROPERTY MARKETS ARE STILL IN THE RECOVERY PHASE. There are exceptions to the generalization that real estate markets are at equilibrium. For example, rents and property values in the New York City office market are accelerating, in response to strong demand and virtually no new construction. This recovery should be sustained due to the significant barriers to supply in the form of limited land availability, rents below levels that justify development, and lengthy zoning and approvals processes. SL Green Realty, a new holding, is the leading owner-operator in the Class B segment of the office market, a niche with significant investment opportunity in a 380 million square foot total market.

      THE REAL ESTATE ENVIRONMENT IS ATTRACTIVE FOR SERVICE COMPANIES. Capital flows, transaction velocity, and rising cash flows to property owners present business opportunities for real estate service companies. In addition, the service

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

      sector is consolidating for many of the same reasons that property owners are consolidating. Roughly one-fifth of the Fund's holdings are service companies whose revenues are generated from the management, leasing, franchising, sale, or servicing of real estate. HFS Inc., the largest Fund holding in the service category, is the leading franchiser or provider of lodging, real estate brokerage, corporate relocation, and mortgage underwriting services.

      THE PUBLIC REAL ESTATE COMPANY IS EMERGING AS A POWERFUL VEHICLE FOR ENTREPRENEURIAL MANAGEMENT TEAMS TO CREATE VALUE. The Fund holds three companies which can best be described as opportunistic real estate companies. Vornado Realty Trust, Crescent Operating, and Wellsford Real Properties are pursuing the highest return potential opportunities regardless of property orientation. This strategy requires a high level of management expertise in many areas including sourcing, financing, investing, and structuring.

     The Fund is performing up to our high expectations. The macro-trends outlined in this report are well-defined, sustainable and conducive to new investment opportunities. At the same time our research analysts are constantly expanding their universe of companies. We are confident that the Fund can continue to meet our return expectations.

Sincerely,

                        /s/ MARTIN COHEN                /s/ ROBERT H. STEERS
                        MARTIN COHEN                    ROBERT H. STEERS
                        President                       Chairman

                                       /s/ JOSEPH M. HARVEY
                                       Director of Research
                                       Cohen & Steers
                                       Capital Management, Inc.


Please be advised that pursuant to the Prospectus, the Fund will cease offering its shares to new investors for a period of at least six months when total net assets reach $150 million.


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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                  NUMBER OF                         % OF
                                                                    SHARES         VALUE         NET ASSETS
                                                                  ----------    ------------   ---------------
EQUITIES
     *Security Capital Group -- Class B........................     214,300     $  7,366,562           7.21%
      Starwood Lodging Trust...................................     126,700        7,277,331           7.12
     *HFS......................................................      94,500        7,034,344           6.88
      Forest City Enterprises -- Class A.......................     121,500        6,986,250           6.84
     *Catellus Development Corp................................     290,400        6,025,800           5.90
      Vornado Realty Trust.....................................      64,000        5,436,000           5.32
     *Crescent Operating.......................................     264,000        5,313,000           5.20
      Lennar Corp..............................................     110,900        4,713,250           4.61
     *American Retirement Corp.................................     231,200        4,681,800           4.58
      CCA Prison Realty Trust..................................     118,700        4,480,925           4.38
      Apartment Investment & Management Co.....................     117,500        4,244,687           4.15
      Public Storage...........................................     142,600        4,224,525           4.13
     *Wellsford Real Properties................................     220,900        3,534,400           3.46
      SL Green Realty Corp.....................................     131,700        3,407,738           3.33
      Alexander Haagen Properties..............................     201,600        3,313,800           3.24
     *Hospitality Worldwide Services...........................     221,300        2,904,563           2.84
     *Cambridge Shopping Centers...............................     247,600        2,730,619           2.67
     *Hollywood Park...........................................     134,000        2,537,625           2.48
      St. Joe Corp.............................................      24,700        2,445,300           2.39
      Asset Investors Corp.....................................     461,100        1,988,494           1.95
     *Alexander's..............................................      23,300        1,916,425           1.88
     *BridgeStreet Accommodations..............................      93,600        1,076,400           1.05
                                                                                ------------        -------
                     TOTAL EQUITIES
                        (Identified cost -- $77,621,925).......                   93,639,838          91.61
                                                                                ------------        -------


                                                                  PRINCIPAL
                                                                    AMOUNT
                                                                  ---------
COMMERICIAL PAPER
      Michigan Consolidated Gas Co., 6.00%, 10/1/97............   $3,677,000       3,677,000           3.59
      Leggett & Platt, Inc., 6.00%, 10/1/97....................    3,000,000       3,000,000           2.94
      Pacific Mutual, 6.00%, 10/1/97...........................    3,000,000       3,000,000           2.94
                                                                                ------------        -------
                     TOTAL COMMERCIAL PAPER
                        (Identified cost -- $9,677,000)........                    9,677,000           9.47
                                                                                ------------        -------
TOTAL INVESTMENTS (Identified cost -- $87,298,925).............                  103,316,838         101.08
                                                                                ------------        -------
LIABILITIES IN EXCESS OF OTHER ASSETS..........................                   (1,102,582)         (1.08)
                                                                                ------------        -------
NET ASSETS (Equivalent to $33.90 per share based on
   3,014,915 shares of capital stock outstanding)..............                 $102,214,256         100.00%
                                                                                ------------        -------
                                                                                ------------        -------

------------
*Non-income producing security

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                             FINANCIAL HIGHLIGHTS*
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                                                NET ASSET VALUE
                                                                        TOTAL NET ASSETS           PER SHARE
                                                                   --------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 5/8/97**....................................                $    100,000            $25.00
      Net investment income......................................  $   466,494                  $ 0.21
      Net realized and unrealized gain on investments............   19,299,419                    8.82
      Distributions from net investment income...................     (212,395)                  (0.13)
                                                                                                ------
      Capital stock transactions:
            Sold.................................................   85,531,980
            Distributions reinvested.............................      197,331
            Redeemed.............................................   (3,168,573)
                                                                   -----------
Net increase in net asset value..................................                 102,114,256              8.90
                                                                                 ------------            ------
End of period: 9/30/97...........................................                $102,214,256            $33.90
                                                                                 ------------            ------
                                                                                 ------------            ------

------------

* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

** Commencement of operations.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, NY 10112

NASDAQ Symbol: CSSPX

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under the Fund's abbreviation 'C&SSpEq'.

This report is authorized for delivery to other than shareholders of Cohen & Steers Special Equity Fund, Inc. only when accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund.

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